UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Mural Oncology plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LOGO MURAL ONCOLOGY C/O P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Mural Oncology plc Annual General Meeting Wednesday, June 11, 2025 at 2:00 PM, IST Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland Please check the meeting materials for any specific requirements for meeting attendance. At the meeting, you will need to request a ballot to vote your shares. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/MURA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request using one of the methods listed on this notice on or before May 30, 2025. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held On June 11, 2025 For Shareholders of record as of April 4, 2025 To request a paper or e-mail copy of the proxy materials, use one of the following methods. Shareholders can vote up until 11:59 pm IST on June 10, 2025. Internet: www.investorelections.com/MURACall Toll Free: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

MURAL ONCOLOGY THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to vote these important matters. Mural Oncology plc Annual General Meeting THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. To elect, by separate resolutions, the following six director nominees named in the proxy statement to the board of directors, to serve until the Company's 2026 annual general meeting 1.01 Francis Cuss 1.02 George Golumbeski 1.03 Benjamin Hickey 1.04 Scott Jackson 1.05 Caroline Loew 1.06 Sachiyo Minegishi 2. To ratify, in a non-binding advisory vote, the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2025 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to set the independant auditor's remuneration; Note: To consider and act on such business as may properly come before the Annual General Meeting or any adjournment or postponement thereof.